EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, THAT EACH PERSON WHOSE SIGNATURE APPEARS BELOW, CONSTITUTES AND APPOINTS ROBERT H. JOSEPH, JR. AND DAVID R. BREWER, JR. AND EACH OF THEM, OUR TRUE AND LAWFUL ATTORNEYS-IN-FACT AND AGENTS, WITH FULL POWER OF SUBSTITUTION AND RESUBSTITUTION, TO DO ANY AND ALL ACTS AND THINGS AND EXECUTE, IN THE NAME OF THE UNDERSIGNED, ANY AND ALL INSTRUMENTS WHICH SAID ATTORNEYS-IN-FACT AND AGENTS MAY DEEM NECESSARY OR ADVISABLE IN ORDER TO ENABLE ALLIANCE CAPITAL MANAGEMENT HOLDING L.P. AND ALLIANCE CAPITAL MANAGEMENT L.P. TO COMPLY WITH THE SECURITIES ACT OF 1933 AND ANY REQUIREMENTS OF THE SECURITIES AND EXCHANGE COMMISSION IN RESPECT THEREOF, IN CONNECTION WITH THE FILING WITH THE SECURITIES AND EXCHANGE COMMISSION OF THE REGISTRATION STATEMENTS ON FORM S-8 UNDER THE SECURITIES ACT OF 1933 WITH RESPECT TO THE SECURITIES TO BE OFFERED UNDER THE SCB DEFERRED COMPENSATION AWARD PLAN, THE ALLIANCE CAPITAL MANAGEMENT HOLDING L.P. 1997 LONG TERM INCENTIVE PLAN, THE ALLIANCE CAPITAL MANAGEMENT HOLDING L.P. PARTNERS COMPENSATION PLAN, THE ALLIANCE CAPITAL MANAGEMENT HOLDING L.P. UNIT OPTION PLAN, THE ALLIANCE CAPITAL MANAGEMENT HOLDING L.P. 1993 UNIT OPTION PLAN AND THE PROFIT SHARING PLAN FOR EMPLOYEES OF ALLIANCE CAPITAL MANAGEMENT L.P., INCLUDING SPECIFICALLY BUT WITHOUT LIMITATION, POWER AND AUTHORITY TO SIGN THE NAME OF THE UNDERSIGNED TO SUCH REGISTRATION STATEMENTS, AND ANY AMENDMENTS TO SUCH REGISTRATION STATEMENTS (INCLUDING POST-EFFECTIVE AMENDMENTS), AND TO FILE THE SAME WITH ALL EXHIBITS THERETO AND OTHER DOCUMENTS IN CONNECTION THEREWITH, WITH THE SECURITIES AND EXCHANGE COMMISSION, TO SIGN ANY AND ALL APPLICATIONS, REGISTRATION STATEMENTS, NOTICES OR OTHER DOCUMENTS NECESSARY OR ADVISABLE TO COMPLY WITH APPLICABLE STATE SECURITIES LAWS, AND TO FILE THE SAME, TOGETHER WITH OTHER DOCUMENTS IN CONNECTION THEREWITH WITH THE APPROPRIATE STATE SECURITIES AUTHORITIES, GRANTING UNTO SAID ATTORNEYS-IN-FACT AND AGENTS, AND EACH OF THEM, FULL POWER AND AUTHORITY TO DO AND TO PERFORM EACH AND EVERY ACT AND THING REQUISITE OR NECESSARY TO BE DONE IN AND ABOUT THE PREMISES, AS FULLY AND TO ALL INTENTS AND PURPOSES AS THE UNDERSIGNED MIGHT OR COULD DO IN PERSON, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS-IN-FACT AND AGENTS, AND ANY OF THEM, OR THEIR SUBSTITUTES, MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.

Signature                             Title                          Date
---------                             -----                          ----

/s/ Dave H. Williams
----------------------------
    Dave H. Williams                                          September 29, 2000


/s/ Luis Javier Bastida
----------------------------                                  September 29, 2000
    Luis Javier Bastida


/s/ Donald H. Brydon
----------------------------                                  September 29, 2000
Donald H. Brydon


/s/ Bruce W. Calvert
----------------------------                                  September 27, 2000
Bruce W. Calvert

/s/ John D. Carifa
----------------------------                                  September 25, 2000
John D. Carifa


/s/ Henri de Castries
----------------------------                                  September 29, 2000
Henri de Castries


/s/ Kevin C. Dolan
----------------------------                                  September 26, 2000
Kevin C. Dolan


/s/ Denis Duverne
----------------------------                                  September 26, 2000
Denis Duverne


/s/ Alfred Harrison
----------------------------                                  September 25, 2000
Alfred Harrison


----------------------------                                  September 29, 2000
Herve Hatt


/s/ Michael Hegarty
----------------------------                                  September 25, 2000
Michael Hegarty


----------------------------                                  September 29, 2000
/s/ Benjamin D. Holloway


----------------------------                                  September 25, 2000
Benjamin D. Holloway


/s/ W. Edwin Jarmain
----------------------------                                  September 26, 2000
W. Edwin Jarmain


/s/ Edward D. Miller
----------------------------                                  September 28, 2000
Edward D. Miller


/s/ Peter D. Noris
----------------------------                                  September 27, 2000
Peter D. Noris


----------------------------                                  September __, 2000
Frank Savage

/s/ Peter J. Tobin
----------------------------                                  September 25, 2000
Peter J. Tobin


/s/ Stanley B. Tulin
----------------------------                                  September 25, 2000
Stanley B. Tulin


/s/ Reba W. Williams
----------------------------                                  September 29, 2000
Reba W. Williams


/s/ Robert B. Zoellick
----------------------------                                  September 25, 2000
Robert B. Zoellick


----------------------------                                  September 29, 2000
Lewis A. Sanders


----------------------------                                  September __, 2000
Roger Hertog


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